AMENDMENT NUMBER ONE
                                     to the

                         POOLING AND SERVICING AGREEMENT
                                 Series 2002-RS1
                           Dated as of January 1, 2002
                                      among
               RESIDENTIAL FUNDING CORPORATION, as Master Servicer
             RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as Depositor
                                       and
                         JPMORGAN CHASE BANK, as Trustee


        This AMENDMENT NUMBER ONE is made and entered into this 24th day of May, 2002, by and among RESIDENTIAL FUNDING CORPORATION, as the master servicer (the "Master Servicer"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (the "Depositor"), and JPMORGAN CHASE BANK, as the trustee (the "Trustee"), in connection with the Pooling and Servicing Agreement dated as of January 1, 2002 among the above mentioned parties (the "Agreement"), and the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS1. This amendment is made pursuant to Section 11.01(a)(ii) of the Agreement.

     1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

        2. The definition of "Group I Overcollateralization Increase Amount" is hereby amended effective as of the date hereof by deleting the words in such clause in its entirety and replacing it with the following:

        "Group I Overcollateralization Increase Amount: With respect to (a) the first two Distribution Dates, $0, and (b) any Distribution Date after the first two Distribution Dates, an amount equal to the lesser of (i) the Group I Excess Cash Flow for that Distribution Date available to make payments pursuant to
Section 4.02(c)(xii) plus the Group II Excess Cash Flow for that Distribution Date available to make payments pursuant to Section 4.02(d)(xi) and (xiii), and
(ii) the excess, if any, of (x) the Group I Required Overcollateralization Amount for that Distribution Date over (y) the Group I Overcollateralization Amount for that Distribution Date."

        3. The definition of "Group II Overcollateralization Increase Amount" is hereby amended effective as of the date hereof by deleting the words in such clause in its entirety and replacing it with the following:

        "Group II Overcollateralization Increase Amount: With respect to (a) the first ten Distribution Dates, $0, and (b) any Distribution Date after the first ten Distribution Dates, an amount equal to the lesser of (i) the Group II Excess Cash Flow for that Distribution Date available to make payments pursuant to
Section 4.02(d)(xii) plus the Group I Excess Cash Flow for that Distribution Date available to make payments pursuant to Section 4.02(c)(xi) and (xiii), and
(ii) the excess, if any, of
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(x) the Group II  Required  Overcollateralization  Amount for that  Distribution
Date over (y) the Group II Overcollateralization Amount for that Distribution Date."

        4. Section 4.02(d)(xiii) of the Agreement is hereby amended effective as of the date hereof by deleting the words in such clause in its entirety and replacing it with the following:

        "on or after the eleventh Distribution Date, to the Class A-I Certificateholders (other than the Class A-I-IO Certificateholders) and Class M-I Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date to the extent not covered by the Group I Excess Cash Flow for such Distribution Date, in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of the Class A-I Certificates and Class M-I Certificates has been reduced to zero;"

     5. Section 11.01(a)(vi) is hereby amended effective as of the date hereof by deleting the words in such clause in its entirety and replacing it with the following:

               "(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder."

     6. Except as amended above, the Agreement shall continue to be in full force and effect in accordance with its terms.


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        IN WITNESS WHEREOF, the Master Servicer,  the Depositor and the Trustee,
have caused their duly authorized representatives to execute and deliver this instrument as of the date first above written.

RESIDENTIAL FUNDING CORPORATION,
as Master Servicer


By:/s/: Randy Van Zee
Title:


RESIDENTIAL ASSET MORTGAGE PRODUCTS,
INC.,
as Depositor


By:/s/: Lisa Lundsten
Title:


JPMORGAN CHASE BANK,
as Trustee


By:/s/: Mark McDermott
Title:

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